EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Airguide, Inc. (the “Company”), on Form 10-QSB for the three months ended September 30, 2006, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: November 20, 2006

/s/ Nicholas J. Malino
Print Name:	Nicholas J. Malino
Title:	Controller